PAGE

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to SS 240.14a-11(c) or SS 240.14a-12

PAGE

                            Gibson Greetings, Inc.

               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act  Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:
____________________________________________________________________________

      2)    Aggregate number of securities to which transaction applies:
____________________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
____________________________________________________________________________

      4)    Proposed maximum aggregate value of transaction:
____________________________________________________________________________

      5)    Total Fee Paid:
____________________________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
____________________________________________________________________________

      2)    Form, Schedule or Registration Statement No.:
____________________________________________________________________________

      3)    Filing Party:
____________________________________________________________________________

      4)    Date Filed:
____________________________________________________________________________

PAGE

                         GIBSON GREETINGS, INC.
                           2100 Section Road
                        Cincinnati, Ohio  45237


                        NOTICE OF ANNUAL MEETING

          The Annual Meeting of Stockholders of Gibson Greetings, Inc. will be held at The Phoenix, 812 Race Street, Cincinnati, Ohio, at 12:00 p.m., Eastern Daylight time, on April 24, 1997 for the following purposes:

          1. To elect two directors;

          2. To approve the Gibson Greetings, Inc. 1991 Stock Incentive Plan, as amended and restated; and

          3. To transact such other business as properly may come before the meeting.

          Stockholders of record at the close of business on March 7, 1997 are entitled to receive notice of, and to vote at, the meeting.

_____________________________________________________________________________


          BY ORDER OF THE BOARD OF DIRECTORS,                March 17, 1997

          HAROLD L. CALDWELL

          SECRETARY


_____________________________________________________________________________

IMPORTANT:


          TO VOTE YOUR SHARES, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY. THE ENCLOSED RETURN ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR CANADA.


_____________________________________________________________________________






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

                          GIBSON GREETINGS, INC.
                             2100 Section Road
                          Cincinnati, Ohio  45237
                              (513) 841-6600


                             PROXY  STATEMENT

          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Gibson Greetings, Inc. of proxies to be voted at the Annual Meeting of Stockholders on April 24, 1997.
Except as otherwise indicated, "the Company" as used herein refers to Gibson Greetings, Inc. and its subsidiary corporations taken as a whole. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about March 17, 1997.


                       OUTSTANDING VOTING SECURITIES

          The number of voting securities of the Company outstanding on March 7, 1997, the record date for the meeting, was 16,251,806 shares of common stock, $.01 par value, all of one class and each entitled to one vote. The holders of at least a majority of the outstanding shares of common stock must be represented in person or by proxy at the Annual Meeting for the meeting to be held.


                            PROXIES AND VOTING

          Stockholders are urged to: read carefully the material in this Proxy Statement; specify their choice on each matter by marking the appropriate boxes on the enclosed proxy card; and sign, date and return the card in the enclosed stamped envelope. A stockholder who executes a proxy may revoke or revise that proxy in writing at any time before the meeting by notice to the Company's Secretary or may, by voting by ballot at the meeting, cancel any proxy previously returned.

          The Company's Proxy Committee consists of two individuals, each of whom is an officer of the Company. If a stockholder's proxy card is properly executed and returned, but no choice is specified, the shares will be voted by the Proxy Committee as recommended by the Company. At the present time it is intended that proxies which contain no instructions to the contrary will be voted "for" the nominees for director named in this Proxy Statement and "for" the proposal to approve the amended and restated 1991 Stock Incentive Plan. Should any nominee not be available for election, the proxies will be voted for the election of such other person as may be recommended by the Company in place of such nominee. Proxy cards, unless otherwise indicated by the stockholder, also confer upon the Proxy Committee discretionary authority to vote all shares of the stock represented by the proxies on any matter which properly may be presented for action at the meeting. At the present time, the Company is not aware of any business or matter which properly may be presented for action at the meeting other than as is described in this Proxy Statement.



                                    -2-
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
          In accordance with the General Corporation Law of the State of Delaware and the Company's By-Laws, the affirmative vote of a plurality of the shares of the Company's common stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be sufficient for election of the nominees as directors. Any other matter presented at the meeting will be determined by a vote of a majority of the shares of common stock present in person or represented by proxy and voting on that matter. Abstentions have the effect of negative votes; broker non-votes are deemed to be absent shares. Votes at the meeting will be tabulated by officers of the Company, who act as Judges of Election. The Company has not established a system for confidential voting.


                       ATTENDANCE AT ANNUAL MEETING

          To ensure the availability of adequate space for stockholders wishing to attend the meeting, attendance may be limited to stockholders of record or their proxies, beneficial owners of the Company's stock having evidence of such ownership, and invited guests of Management. Please indicate whether you plan to attend the Annual Meeting by checking the appropriate box on the enclosed proxy card.


                          THE BOARD OF DIRECTORS

          Pursuant to the Delaware General Corporation Law, as implemented by the Company's Restated Certificate of Incorporation and By-Laws, all corporate powers are exercised, and the Company's business, property and affairs are managed, by or under the direction of the Board of Directors.

          Currently the number of the Company's directors is set at seven, divided into three classes, with Class I composed of three directors and Classes II and III each containing two directors. The nominees in Class II will be nominated for election as directors to serve until the Annual Meeting in 2000 and until their successors are elected and qualified. The directors in Class III will serve until the Annual Meeting in 1998 and the directors in Class I will serve until the Annual Meeting in 1999.

          Set forth below is certain information with respect to each of the nominees and continuing directors.

                                  Class I
                         (Terms expiring in 1999)

          CHARLES D. LINDBERG, age 68. Mr. Lindberg has been a partner in the law firm of Taft, Stettinius & Hollister, counsel to the Company, for more than the past five years and currently serves as Managing Partner. He has been a director of the Company since May 1991.









                                    -3-
PAGE

          ALBERT R. PEZZILLO, age 68. Mr. Pezzillo has been Chairman of the Board of the Company since February 1996 and also served as the Company's Chief Executive Officer from February until August 1996. He was a business consultant from 1990 until 1996 after his retirement in 1990 from his position as Senior Vice President of American Home Products Corporation, a manufacturer and marketer of ethical pharmaceuticals, medical supplies and hospital, consumer health care, food and household products. Prior to joining American Home Products in 1981, he held a variety of executive positions with Warner Lambert Company and Colgate Palmolive Company. Mr. Pezzillo became a director of the Company in April 1990.

          C. ANTHONY WAINWRIGHT, age 63. Mr. Wainwright retired in February 1997 from his position as Chairman of Harris, Drury, Cohen, Inc., an advertising agency located in Ft. Lauderdale, Florida. He was Chairman of Compton Partners, Saatchi & Saatchi (formerly Campbell-Mithun-Esty), a national advertising agency from 1994 to 1995 and was Vice Chairman of that company from 1989 to 1994. From 1980 until 1989 he was President, Chief Operating Officer and a director of The Bloom Companies, Inc., a holding company for a national advertising agency group. Prior to 1980, Mr. Wainwright held various executive positions with companies in the advertising and marketing industries. He is also a director of All-Comm Media Co., American Woodmark Corporation, Del Webb Corp. and Advanced Polymer Systems. He has been a director of the Company since March 1988.


                                 Class II
                (Nominees for election to serve until 2000)

          GEORGE M. GIBSON, age 62. Mr. Gibson retired in 1992 from The Procter & Gamble Company, having served as its Vice President - Treasurer from 1987 to 1992 and as Vice President - Comptroller from 1973 to 1987. He was associated with Procter & Gamble, a manufacturer of consumer household products, for over 35 years. Mr. Gibson was elected a director of the Company in April 1996 to fill a vacancy in the Class II directors.

          FRANK STANTON, age 67. Until his retirement in 1990, Mr. Stanton had served as Chairman and Chief Executive Officer of MRB Group, Inc., a world-wide media and marketing research organization, which he founded in 1987. From 1974 until 1989 he was President and Chief Executive Officer of Simmons Market Research Bureau, a leading rating service for the magazine industry and now a subsidiary of MRB Group, Inc. He has been a director of the Company since June 1985.













                                    -4-
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

                                 Class III
                         (Terms expiring in 1998)

          FRANK J. O'CONNELL, age 53. Mr. O'Connell has been the Company's Chief Executive Office and President since August 1996. He was a business consultant from May 1995 to August 1996. He served as the President and Chief Executive Officer of SkyBox International, Inc. ("SkyBox"), a trading card manufacturer, from July 1991 to May 1995. Prior to joining SkyBox, he was a venture capital consultant from February 1990 to July 1991 and served as President of Reebok Brands, North America from February 1988 to February 1990. He became a director of the Company in August 1996.

          CHARLOTTE A. ST. MARTIN, age 51. Ms. St. Martin has been Executive Vice President of Marketing of Loews Hotels since November 1996. From 1989 to November 1996, she served as Executive Vice President, Operations and Marketing for Loews Hotels. Previously she served Loews Hotels in a variety of other executive capacities. Loews Hotels owns and operates fourteen hotels nationally and internationally. Ms. St. Martin is a former President of the Dallas Convention and Visitors' Bureau. She is also a director of Ryland Group, Inc. She has been a director of the Company since August 1993.

          Compensation of Directors. Since January 1, 1993, directors have been entitled to receive fees of $900 for each Board meeting attended and $650 for each committee meeting attended, plus reimbursement of expenses. In addition to these fees, the Company pays an annual fee of $18,000 for services of directors who are not employees of the Company and an annual fee of $2,500 per chairmanship to each committee chairman. Pursuant to the Company's 1996 Nonemployee Director Stock Plan (the "Stock Plan"), nonemployee directors are required to take one-half their annual retainer in shares of the Company's common stock. Additionally, pursuant to the Company's 1989 Stock Option Plan for Nonemployee Directors (the "Directors Plan"), each nonemployee director of the Company, at the close of business on the day of the Annual Meeting of Stockholders, receives an option to purchase 1,000 shares of common stock.

          The Board of Directors established an Office of the Chairman in February 1996 with Mr. Pezzillo as Chairman of the Board and Messrs. Stanton and Wainwright as members of the Office. Each received $900 per day devoted to the business of the Company. During 1996, Messrs. Pezzillo, Stanton and Wainwright received $54,275, $10,800 and $7,875, respectively, for these services. The Office was disbanded in August 1996, but Mr. Pezzillo remained as Chairman of the Board. Additionally, in August 1996, the Compensation Committee granted Mr. Pezzillo an option to purchase 24,750 shares of common stock and authorized a special fee of $50,000 per year for his services as Chairman of the Board. Mr. Pezzillo received $17,473 for 1996 under this arrangement.









                                    -5-
PAGE

          In order to continue to attract and retain outstanding individuals to serve as nonemployee directors of the Company ("Outside Directors"), the Company has a Retirement Plan for Outside Directors (the "Directors Retirement Plan"). Outside Directors are defined by the Directors Retirement Plan as directors not employed by the Company or a subsidiary and include former or retired employees if they are not vested under any other Company retirement plan. In order to qualify for benefits under the Directors Retirement Plan, an Outside Director must have served the Company as such for at least nine years. An Outside Director who does qualify for benefits under the Directors Retirement Plan will receive an annual benefit, payable quarterly for life, equal to the amount of the Company's annual fee (not including payments for serving as chairman of a Board committee) paid to Outside Directors on the date on which the Outside Director's service to the Company ceases (the "Annual Retainer"). Benefits under the Directors Retirement Plan commence upon termination of service for directors who have attained age 65 and are payable beginning at age 65 to those whose services terminate prior to that age. Should an Outside Director who has qualified for benefits under the Plan die before receiving any benefits, the Outside Director's designated beneficiary or estate will be entitled to receive a payment equal to five times the Annual Retainer. Should an Outside Director die after the commencement of benefits but prior to having received them for five years, the beneficiary or estate will receive an amount equal to five times the Annual Retainer less any benefits already paid.

          Meetings; Committees of the Board. The Board of Directors held 5 meetings in 1996. The Board of Directors currently has an Audit Committee and a Compensation Committee. The Audit Committee deals with financial reporting and control of the Company's assets. This Committee, consisting of Frank Stanton, Chairman, Charles D. Lindberg, George M. Gibson and Albert R. Pezzillo in 1996, held 4 meetings during that year. The Compensation Committee, composed in 1996 of C. Anthony Wainwright,
Chairman, Charlotte A. St. Martin and Frank Stanton, sets cash compensation for the Company's executive officers and certain other key employees, approves terms and conditions of employment contracts for certain key executives and establishes terms and conditions of the Company's bonus and retirement plans. The Committee also administers all of the Company's Stock Option and Incentive Plans (except the Directors Plan, which is administered by the full Board), selects the persons to whom awards will be made under those Plans and, subject to the limitations imposed by the Plans, establishes the terms and conditions of each award. The Compensation Committee held 10 meetings in 1996. Each incumbent director attended at least 75% of the aggregate of the total number of Board of Directors meetings which he or she was eligible to attend and of the total number of meetings of committees of the Board on which the director served during the 1996 calendar year, except Ms. St. Martin who attended 73% of the aggregate number of meetings.









                                    -6-
PAGE

                     APPROVAL OF AMENDED AND RESTATED
                         1991 STOCK INCENTIVE PLAN

          On March 11, 1997, subject to stockholder approval, the Board of Directors amended and restated the Gibson Greetings, Inc. 1991 Stock
Incentive Plan (the "Plan"). The Plan provides for the grant to key personnel of the Company and its subsidiaries of options to purchase shares of common stock and for the allocation of shares of common stock which are subject to restriction on transfer and to a right of repurchase by the Company. The purposes of the Plan are to provide material incentives for the continued services of key employees and to enable the Company to attract able executives to employment, thereby advancing the interests of the Company. Any regular, full-time key employee of the Company in a salaried position, including officers and employee-directors, is eligible to participate in the Plan.

          The Plan was originally adopted by the Board of Directors and approved by the Company's stockholders in 1991; in 1993, with stockholder approval, it was amended to increase, from 500,000 to 1,000,000, the number of shares of common stock issuable.

          The Amendments. The amendments contained in the Plan, as amended and restated on March 11, 1997, (i) increase from 1,000,000 to 2,500,000 the number of shares of the Company's common stock issuable pursuant to the Plan, (ii) conform the Plan to certain requirements of Section 162(m) of the Internal Revenue Code (the "Code"), (iii) change the minimum exercise price for nonqualified options, (iv) delete provisions relating to the cancellation and regrant of options, (v) change the method of counting shares available for issuance under the Plan, (vi) revise certain provisions relating to Plan administration and (vii) provide that nonqualified options may be transferred to such persons or entities, and under such terms and conditions, as may be permitted by the committee administering the Plan.

          The increase in the number of shares issuable under the Plan will enable the Company to fulfill its agreements to grant to Frank J.
O'Connell, the Company's Chief Executive Officer, and Greg Ionna, the Company's Executive Vice President, options to purchase 1,000,000 and
50,000 shares of common stock, respectively. It also will provide sufficient remaining shares in the Plan for future grants. The grant to Mr. O'Connell is one of the terms of his employment agreement with the Company (see "Executive Compensation and Other Information -- Employment Contracts"); however, when he and the Company entered into the employment agreement in August 1996, only approximately 787,000 shares remained available for option grants under all of the Company's Stock Option and Stock Incentive Plans. Therefore, Mr. O'Connell and the Company agreed that options for 250,000 shares of the 1,000,000 total would be granted contingent upon stockholder approval of additional shares. Mr. Ionna's 50,000 share option grant, made in connection with his December 1996 employment agreement, also is contingent upon stockholder approval of the amended Plan. If the Plan is not approved, Mr. O'Connell has the right, during the 60 days following the Annual Meeting, to terminate his employment agreement. In that case he would receive, in addition to any accrued and unpaid salary and benefits, a pro-rata portion of any incentive compensation which, under the terms of his agreement, would become payable with respect to 1997.

                                    -7-
PAGE

          The amended Plan contains provisions necessary for options (which have exercise prices of at least 100% of the fair market value of the common stock on the date of grant) to meet the requirement for performance-based compensation pursuant to Section 162(m) of the Code and its regulations (together, "Code Section 162(m)"). If these requirements are not met, Code Section 162(m) requires that the stock price appreciation of an exercised option be included in a $1,000,000 annual cap on the deductibility of compensation to each of a company's named executive officers (as identified on the Summary Compensation Table). Specifically, the Plan provides that, for compensation resulting from an option grant to be excluded from the deduction limitation of Code Section 162(m), the option must be granted by a committee composed of "outside directors" within the meaning of Code Section 162(m). Additionally, under the terms of the Plan, options for no more than 750,000 shares of common stock may be granted to any eligible employee during any period of twelve consecutive months. By approving the amended Plan, stockholders will satisfy the performance goal approval requirements of Code Section 162(m). If the Plan is not approved, in accordance with the Internal Revenue Service's interpretation of Code Section 162(m), there can be no additional grants under the Plan to the Company's named executive officers.

          Previously, the Plan provided that the per share exercise price for any nonqualified option must be at least 50% of the fair market value of the common stock on the date of grant. This provision gave the Company flexibility to grant deeply discounted options, should it so desire. Historically, however, the Company has granted all options at a price equal to 100% of fair market value. The Company does not foresee a future need to grant nonqualified options at a price other than either 100% of fair market value or a small discount. Therefore, the Plan has been amended to provide that the exercise price per share for a nonqualified option must be at least 90% of the fair market value of the common stock on the date the option is granted. For purposes of the Plan, "fair market value" is the closing price of the common stock on the relevant date.

          It is the Company's present intention not to "reprice" options granted under the Plan. Therefore, the Plan also has been amended to delete provisions expressly setting forth the authority to cancel outstanding options and grant new, substitute options.

          As amended, the Plan changes the method of counting shares available for future issuance. The Plan permits payment of an option's exercise price in cash, by the tender of shares of the Company's common stock or by a combination of these methods. In the past, shares tendered have not been available for issuance under the Plan. As a result of a change in the Securities and Exchange Commission's position regarding share counting, it now is permissible for such shares to be counted as available for issuance under a plan, and the Plan so provides. As in the past, appropriate adjustments in the total number of shares issuable under the Plan and in the number and prices of shares covered by outstanding options may be made to give effect to any changes in the Company's capitalization (stock splits, stock dividends, etc.).





                                    -8-
PAGE

          The amended Plan also contains revised provisions relating to its administration. The Plan is administered by a committee (the "Committee") of the Board of Directors. Previously, in accordance with the requirements of Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Committee was required to be composed of "disinterested directors." Rule 16b-3 has been amended and, as a result, the Plan also has been amended to provide that, for the purpose of grants to and transactions with persons who are subject to Section 16 of the Exchange Act, each committee member must be a "Non-Employee Director" as now defined in Rule 16b-3. Each member of the Company's Compensation Committee, which currently administers the Plan, qualifies as a Non-Employee Director. Alternatively, the Plan provides that any functions of the Committee may be performed by the Board of Directors itself.

          In connection with its amendments to Rule 16b-3, the Securities and Exchange Commission eliminated prior restrictions on the transferability of options. Therefore, the Plan has been amended to allow the transfer of nonqualified options to persons or entities, and under circumstances, approved by the Committee.

          To date, the Committee has made no decisions regarding the persons to whom, or the conditions under which, it would permit the transfer of an option. Nonqualified options also have been, and continue to be, transferable pursuant to domestic relations orders.

          Grants. Approximately 200 individuals may be eligible to receive option grants or allocations of restricted shares under the Plan. The Plan has no limitation on the maximum number of participants. No restricted shares have been allocated under the Plan. As of the date of this Proxy Statement, options for the following numbers of shares were outstanding under the Plan: Mr. O'Connell, 495,000 shares; Mr. Ionna, 8,000 shares; Mr. Farley, 15,000 shares; Mr. Pezzillo, none; Mr. Sottile, none; Mr. Flaherty, none; Mr. Sweeney, 15,000 shares; all current executive officers as a group, 533,000 shares; all current directors who are not executive officers, none; and all employees, including all current officers who are not executive officers, as a group, 340,485 shares. In addition, options for 250,000 shares and 50,000 shares have been granted to Messrs. O'Connell and Ionna, respectively, which are contingent on stockholder approval of the amended Plan. The balance of the options held by Mr. O'Connell were granted under the Company's 1989 Stock Incentive Plan. The recipients of, and numbers of shares subject to, future grants under the Plan are not determinable at this time.

          Accounting Effects. Generally, under applicable accounting practices, neither the grant at fair market value nor the exercise of an option results in any charge against earnings. On the other hand, the grant of an option or the sale of restricted shares at a price below fair market value will result in compensation expense to the Company, with the expense and related tax benefits being recognized systematically in the Company's financial statements over the applicable vesting or restricted period.





                                    -9-
PAGE

          The Company historically has granted all options at an exercise price equal to 100% of the fair market value of its common stock on the date of grant. Indeed, with regard to Mr. O'Connell's options (which were granted on August 25, 1996), 400,000 have an exercise price of $12.50 per share (100% of fair market value on the date of grant), 300,000 have an exercise price of $14.50 per share (116% of fair market value), 200,000 have an exercise price of $15.50 per share (124% of fair market value) and 100,000 have an exercise price of $16.50 per share (132% of fair market value). Of these, options for 150,000 shares at $15.50 per share and for 100,000 shares at $16.50 per share are contingent on stockholder approval of the amended Plan. As previously noted, Mr. Ionna's 50,000 share option grant, which has an exercise price of $19.00 per share (100% of fair market value on December 18, 1996, the date of grant), also is contingent on stockholder approval.

          Despite the general rule described above, current accounting practices treat the date of stockholder approval of a contingent option, instead of the date on which the Board or Committee granted the option, as the date of grant for purposes of measuring whether an option was granted at 100% of fair market value. Accordingly, if the fair market value of the Company's common stock on the date of the Annual Meeting exceeds the exercise prices of the contingent options held by Messrs. O'Connell and Ionna, these options will be treated as having been granted below fair market value and, assuming stockholder approval of the Plan, the Company will incur a non-cash charge to earnings in an amount equal to the difference. On March 7, 1997, the fair market value of the common stock was $20.875 per share. Assuming a fair market value on the date of stockholder approval of $20.875 per share, the Company would record a non-cash charge of $1,337,500. This compensation expense would be recognized over the period that corresponds to the options' vesting period (through September 1998 for the O'Connell options and December 1999 for the Ionna options).

          Recommendation of the Board. The Board of Directors recommends that stockholders vote "FOR" approval of the Plan as amended and restated. Only 44,238 shares were available for grants under the Company's Stock Option and Stock Incentive Plans (excluding the Directors Plan) at December 31, 1996. The Company believes that there should be at all times sufficient shares available for issuance under its plans so that the selection of an appropriate mix of cash and non-cash incentive compensation is not limited by a lack of available shares. Additionally, the Board believes that its Stock Option and Stock Incentive Plans provide effective long-term incentives to management to maximize shareholder value. If the amended Plan is approved, there will be 1,221,405 shares remaining available under it for future grants and a total of 1,232,838 shares under all of the Company's Stock Option and Incentive Plans (excluding the Directors Plan).

          A summary of the amended Plan, to the extent not previously described, is given below. The full text of the Plan is set forth as Exhibit A to this Proxy Statement and should be read for complete information.




                                    -10-
PAGE

          Options. Subject to the limitations imposed by the Plan, the Committee selects participants to whom options are granted and decides the number of shares covered by each option grant, the type of option and the terms and provisions of each option agreement. In its discretion, the Committee may provide for restrictions on exercise which may vary from one option agreement to another.

          More than one option and more than one form of option may be granted to any optionee. Options may be either "incentive stock options" pursuant to Section 422 of the Code or "nonqualified" options. The option price for any incentive stock option may not be less than 100% of the fair market value of the Company's common stock on the date the option is granted, and no incentive stock option may be exercised after ten years from date of grant. Incentive stock options granted to an optionee holding more than 10% of the Company's outstanding shares must be granted at a price of at least 110% of fair market value on the date of grant and may be for a term no longer than five years. An incentive stock option is not transferable, except upon on optionee's death, and during his or her lifetime may be exercised only by the optionee.

          An option which is not exercisable terminates at the time of an option holder's termination of employment with the Company. An option which is then exercisable terminates, if not exercised, (i) 30 days after termination of employment, if the termination was not a result of retirement, death or disability, or (ii) three months after termination of employment because of retirement or (iii) one year after the date of death or commencement of disability. The Plan contains authority to vary these termination provisions with respect to the exercise of nonqualified options, and the Board has provided that an optionee may exercise a nonqualified option following termination of employment because of retirement, death or disability until the earlier of three years following the date of retirement, death or commencement of disability or the fixed expiration date of the option.

          Generally, an optionee recognizes no income upon the grant or exercise of an incentive stock option and, if the stock purchased on option exercise is not disposed of within two years from the date of grant nor within one year after exercise, then the amount realized on the sale or taxable exchange of such stock in excess of the option price is treated as a long-term capital gain and the Company is not entitled to a federal income tax deduction. If stock acquired through the exercise of an incentive stock option is disposed of before the expiration of either of the prescribed holding periods, the lesser of (i) the difference between the option price and the fair market value at the time of exercise or (ii) the difference between the option price and the amount realized upon disposition is treated as ordinary income to the optionee at the time of disposition and is allowed as a deduction to the Company; any excess of the amount realized upon sale over the fair market value at the time of exercise is generally treated as capital gain to the optionee.







                                    -11-
PAGE

          Under most circumstances, an optionee who exercises a nonqualified option recognizes taxable ordinary income, and the Company is entitled to a deduction, at the time of exercise of the option in an amount equal to the excess of the fair market value of the shares purchased over the option price. At the time of a subsequent sale of the shares, the optionee recognizes a taxable capital gain or loss based upon the difference between the fair market value at the time of exercise and the selling price.

          Restricted Shares. The Committee also may offer restricted shares of common stock to participants selected by it. The number of shares which may be purchased, the purchase price per share (which may be none or a nominal amount) and any other terms, conditions and restrictions are determined by the Committee. If the participant purchases the restricted shares, he or she must pay the purchase price, if any, in full prior to issuance of share certificates and the certificates will bear a legend stating that the shares are subject to the restrictions contained in the Plan and the participant's Restricted Share Agreement.

          For a period of time determined by the Committee (the Restricted Period), the restricted shares may not be transferred, pledged, sold or disposed of in any manner. On the last day of the Restricted Period, or the earlier lapse or release of the restrictions as described below, the restricted shares cease to be subject to restriction. If a participant's employment with the Company terminates because of death or disability, the restrictions on transfer automatically terminate as to that number of restricted shares which is equal to the total number of such shares multiplied by a fraction, the numerator of which is the number of months which have elapsed from the date of allocation and the denominator of which is the total number of months during the Restricted Period. The remaining restricted shares must be resold to the Company at their original purchase price or at such other price as is set in the Restricted Share Agreement. If a participant's employment terminates during the Restricted Period for any other reason, the participant is required to resell all restricted shares to the Company, also at their original purchase price or at such other price as is set in the Restricted Share Agreement. Restrictions and resale requirements may be waived or removed by the Committee in its discretion.

          For federal income tax purposes, a participant may elect to treat as income for the year in which the restricted shares are received the difference between the purchase price and the fair market value of the restricted shares at the date of purchase. If such an election is not made, the participant realizes taxable income equal to the difference between the purchase price and the then fair market value of the restricted shares on the date on which the restrictions lapse. In general, the Company is entitled to deduct amounts realized as income by a participant.

          Other Matters. The Board of Directors may amend the Plan at any time, but the Board may not, without stockholder approval, increase the number of shares issuable under the Plan, change the option price of optioned stock, change the requirement that the option price per share for an incentive stock option be at least 100% of the fair market value of the stock on the date of grant, extend the period during which incentive stock options may be granted or exercised or, without the consent of the optionee, change any option previously granted to that optionee.

                                    -12-
PAGE

          Although the Plan has no fixed termination date, no incentive stock option may be granted under it subsequent to February 2, 2001. The Board of Directors may terminate the Plan at any time, in which case unexercised options will continue in accordance with their terms and any restricted shares will continue to be subject to the terms of the Plan for the duration of their Restricted Periods. If the Company consolidates with, merges into or transfers all of its assets to another corporation or corporations, the Plan and any outstanding options will terminate unless the surviving or acquiring corporation obligates itself to continue the Plan.

          The proceeds of the sale of stock under the Plan constitute general funds of the Company and may be used by it for any purpose.

          The Board of Directors intends to cause the following resolution to be presented to stockholders for action at the Annual Meeting. The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote will be required for approval, with abstentions having the effect of votes against the proposal and broker non-votes deemed to be absent shares.

          RESOLVED, that the Gibson Greetings, Inc. 1991 Stock Incentive Plan, as amended and restated on March 11, 1997, be, and it hereby is, approved and adopted.

          The Board of Directors recommends a vote "FOR" approval and adoption.





























                                    -13-
PAGE

               EXECUTIVE COMPENSATION AND OTHER INFORMATION

          Summary Information. The following table sets forth, for each of the three years in the period ending December 31, 1996, amounts of cash and certain other compensation paid by the Company in respect of the year to
(i) Frank J. O'Connell, the Company's Chief Executive Officer since August 1996, Albert R. Pezzillo who, as Chairman of the Board, also served as a non-employee Chief Executive Officer from February to August 1996, and Benjamin J. Sottile, the Company's Chief Executive Officer until February 1996, (ii) each of the two other executive officers of the Company who were serving as executive officers at the end of 1996 and whose 1996 salary and bonus exceeded $100,000 (Greg Ionna and Paul W. Farley) and (iii) two former executive officers of the Company whose 1996 salary and bonus exceeded $100,000. These persons are sometimes referred to hereafter as the "named executive officers."

                                        Summary Compensation Table
                                                                              Long Term
                                                                            Compensation
                                           Annual Compensation                 Awards
                                    ----------------------------------+-----------------------+----------
                                                                      |               Secur-  |
                                                              Other   |               ities   |     All
                                                              Annual  | Restricted    Under-  |    Other
                                                              Compen- |    Stock      lying   |   Compen-
                                      Salary       Bonus      sation  |  Award(s)    Options  |   sation
Name and Principal Position  Year       ($)         ($)       ($)(1)  |    ($)         (#)    |   ($)(2)
---------------------------  ----   ---------   ---------   --------- + ---------   --------- + ---------
Frank J. O'Connell (3)       1996    $124,744    $200,000     $15,952 |       ---   1,000,000 |  $218,601
Chief Executive Officer                                               |                       |
                                                                      |                       |
Albert R. Pezzillo (4)       1996    $111,911         ---         --- |       ---      25,750 |       ---
Chief Executive Officer                                               |                       |
                                                                      |                       |
Benjamin J. Sottile          1996    $461,300         ---         --- |       ---         --- |   $54,512
Chief Executive Officer      1995    $472,250     $69,000         --- |       ---         --- |   $53,025
                             1994    $462,900         ---         --- |       ---      30,000 |   $53,025
                                                                      |                       |
Greg Ionna                   1996    $195,625    $145,000         --- |       ---      55,000 |    $4,308
Executive Vice President,    1995    $165,625    $100,000         --- |       ---      52,000 |    $2,828
Card Division                1994    $150,000         ---         --- |       ---      12,000 |    $2,673
                                                                      |                       |
Paul W. Farley               1996    $109,000     $71,000         --- |       ---        ---  |    $4,134
Vice President - Finance,    1995    $104,000     $80,000         --- |       ---     18,000  |    $2,922
Card Division                1994    $103,250         ---         --- |       ---      6,000  |    $2,909
                                                                      |                       |
William L. Flaherty          1996    $172,083         ---     $18,891 |       ---      5,000  |  $143,939
Senior Vice President        1995    $210,000    $160,000     $16,110 |       ---        ---  |   $22,115
                             1994    $179,375         ---     $24,353 |       ---     12,000  |   $52,781
                                                                      |                       |
Stephen M. Sweeney           1996    $154,000         ---         --- |       ---        ---  |    $8,736
Vice President               1995    $154,000     $80,000         --- |       ---        ---  |    $5,283
                             1994    $154,000         ---         --- |       ---     12,000  |    $5,283
____________________________
                                    -14-
PAGE

         (1) For 1996 perquisites did not exceed the lesser of $50,000 or 10% of salary and bonus for any named executive officer.

         (2) For 1996 includes the following: (i) matching contributions to the Company's 401(k) Plan on behalf of each of Messrs. Sottile ($2,250), Ionna ($2,250), Farley ($2,250), Flaherty ($1,125) and
         Sweeney ($2,250) in respect of their 1996 contributions to the Plan; (ii) group term life insurance payments for Messrs. O'Connell ($576), Sottile ($5,400), Ionna ($2,058), Farley ($1,884), Flaherty ($1,566) and Sweeney ($6,486); (iii) whole-life and other insurance premiums of $46,862 for the benefit of Mr. Sottile; (iv) reimbursement of relocation, temporary living and/or travel expenses for Messrs. O'Connell ($218,025) and Flaherty ($21,345); and (v) a pro rata incentive payment ($100,000) and the value of an automobile purchase ($19,903) for Mr. Flaherty.

         (3) Mr. O'Connell was first employed by the Company in 1996.

         (4) Salary amount represents fees paid for service as Chairman of the Board and in the Office of the Chairman, annual retainer (half of which was paid in shares of common stock) and Board and committee meeting fees. See "The Board of Directors -- Compensation of Directors."

                                    -15-
PAGE

          Stock Options. The following table contains information concerning stock option grants to the named executive officers during the year ended December 31, 1996. None of the Company's Stock Option or Stock Incentive Plans provides for the grant of stock appreciation rights ("SARs").



                                        Option Grants in Last Fiscal Year

                                                     Individual Grants (1)
                          +-----------------+-----------------+-----------------+-----------------+
                          |                 |   % of Total    |                 |                 |
                          |                 | Options Granted |   Exercise      |                 | Grant Date
                          | Options Granted | to Employees in | or Base Price   |   Expiration    |Present Value
Name                      |       (#)       |  Fiscal Year    |    ($/Sh)       |      Date       |     $ (2)
--------------------------+-----------------+-----------------+-----------------+-----------------+--------------
Frank J. O'Connell        |     400,000     |       36.0%     |    $12.500      |     8/24/06     |  $2,633,240
                          |     300,000     |       27.0%     |    $14.500      |     8/24/06     |    $394,860
                          |     200,000 (3) |       18.0%     |    $15.500      |     8/24/06     |    $394,880
                          |     100,000 (4) |        9.0%     |    $16.500      |     8/24/06     |    $171,250
                          |                 |                 |                 |                 |
Albert R. Pezzillo        |       1,000     |        0.1%     |    $14.000      |     5/23/06     |      $7,226
                          |      24,750 (5) |        2.2%     |    $12.500      |     8/25/06     |    $162,932
                          |                 |                 |                 |                 |
Benjamin J. Sottile       |         ---     |        ---      |        ---      |         ---     |         ---
                          |                 |                 |                 |                 |
Greg Ionna                |       5,000     |        0.5%     |    $14.375      |     6/12/06     |     $37,097
                          |      50,000 (4) |        4.5%     |    $19.000      |    12/17/06     |    $498,175
                          |                 |                 |                 |                 |
Paul W. Farley            |         ---     |        ---      |        ---      |         ---     |         ---
                          |                 |                 |                 |                 |
William L. Flaherty (6)   |       5,000     |        0.5%     |    $14.375      |     6/12/06     |     $37,097
                          |                 |                 |                 |                 |
Stephen M. Sweeney        |         ---     |        ---      |        ---      |         ---     |         ---



















                                    -16-
PAGE

         (1) Mr. O'Connell's options vest as follows: 400,000 shares on August 25, 1996, 300,000 shares on August 25, 1997 and 300,000 shares on August 25, 1998. Mr. Pezzillo's options vest as follows: 1,000 shares on May 23, 1997 and 24,750 shares on August 25, 1996. Mr. Ionna's options vest at an annual rate of one-third per year commencing (i) June 13, 1997 for the options expiring June 12, 2006 and (ii) December 18, 1997 for the options expiring December 17, 2006. The exercise price of all options may be paid in cash or by the transfer of shares of the Company's common stock valued at their fair market value on the date of exercise. Each option becomes exercisable in full (i) if any person becomes, or commences a tender offer which could result in the person becoming, the beneficial owner of more than 50% of the outstanding shares of the Company's common stock or (ii) unless the survivor or transferee corporation agrees to continue the option, in the event of the execution of an agreement of merger, consolidation or reorganization pursuant to which the Company is not to be the surviving corporation or the execution of an agreement of sale or transfer of all or substantially all of the assets of the Company.

         (2) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was used to estimate the grant date present value of the options shown. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including Black-Scholes model, require a prediction about the future movement of the stock price. The real value of an option, if any, depends upon the actual performance of the Company's stock during the applicable period.

         (3)  Options  for  150,000  shares  are  subject  to   stockholder
         approval.    See  "Approval  of  Amended  and  Restated 1991 Stock
         Incentive Plan."

         (4) Subject to stockholder approval. See "Approval of Amended and Restated 1991 Stock Incentive Plan."

         (5) The shares of common stock issuable upon exercise of these options have not been registered under the Securities Act of 1933 and will be restricted when issued.

         (6) All options terminated unexercised prior to fiscal year-end as a result of Mr. Flaherty's termination of employment with the Company.












                                    -17-
PAGE

          With respect to each named executive officer, the following table sets forth information concerning stock option exercises during 1996 and unexercised options held at December 31, 1996.



              Aggregated Option Exercises in Last Fiscal Year
                     and Fiscal Year-End Option Values

                        |               |                  |     Number of     |
                        |               |                  |     Securities    |        Value of
                        |               |                  |     Underlying    |      Unexercised
                        |               |Value Realized ($)|Unexercised Options|      In-the-Money
                        |               |                  |   at FY-End (#)   |    Options at FY-End
                        |               | (Market Price on |                   |           ($)
                        |Shares Acquired|  Exercise Less   |    Exercisable/   |      Exercisable/
Name                    |on Exercise (#)| Exercise Price)  |    Unexercisable  |      Unexercisable
------------------------+---------------+------------------+-------------------+-----------------------
Frank J. O'Connell      |         ---   |         ---      |  400,000/600,000  |  $2,850,000/$2,675,000
                        |               |                  |                   |
Albert R. Pezzillo      |         ---   |         ---      |   30,750/1,000    |    $185,844/$5,625
                        |               |                  |                   |
Benjamin J. Sottile (1) |      25,000   |     $40,625      |      ---/---      |         ---/---
                        |               |                  |                   |
Greg Ionna              |      17,333   |    $162,497      |     ---/89,667    |         ---/$399,837
                        |               |                  |                   |
Paul W. Farley          |         ---   |         ---      |    8,500/12,000   |     $79,875/$118,500
                        |               |                  |                   |
William L. Flaherty (1) |         ---   |         ---      |      ---/---      |         ---/---
                        |               |                  |                   |
Stephen M. Sweeney      |       2,000   |     $15,750      |   30,500/4,000    |     $38,750/$10,000

         (1) All previously unexercised options terminated prior to  fiscal
         year-end  as  a  result  of  Messrs.    Sottile's  and  Flaherty's
         terminations of employment with the Company.


















                                    -18-
PAGE

          Pension Plans. The Pension Plan Table set forth below shows estimated annual pension benefits payable to a covered participant under the Company's Retirement Income Plan (the "Retirement Plan"), a qualified defined benefit pension plan, and under the Gibson Greetings, Inc. ERISA Makeup Plan (the "Makeup Plan"), a nonqualified supplemental pension plan providing benefits that would otherwise be denied participants because of certain Internal Revenue Code limitations on qualified plan benefits. Benefits shown are computed as a straight life annuity for an employee retiring at age 65 in 1996 with no offsets.


                            Pension Plan Table

                                          Years of Service
              --------------------------------------------------------------------
Remuneration     5          10        15        20        25        30        35
                 -          --        --        --        --        --        --
 $  100,000   $ 6,600   $ 13,200  $ 19,800  $ 26,400  $ 33,000  $ 39,600  $ 46,200

    200,000    14,100     28,200    42,300    56,400    70,500    84,600    98,700

    300,000    21,600     43,200    64,800    86,400   108,000   129,600   151,200

    400,000    29,100     58,200    87,300   116,400   145,500   174,600   203,700

    500,000    36,600     73,200   109,800   146,400   183,000   219,600   256,200

    600,000    44,100     88,200   132,300   176,400   220,500   264,600   308,700

    700,000    51,600    103,200   154,800   206,400   258,000   309,600   361,200

    800,000    59,100    118,200   177,300   236,400   295,500   354,600   413,700

    900,000    66,600    133,200   199,800   266,400   333,000   399,600   466,200

  1,000,000    74,100    148,200   222,300   296,400   370,500   444,600   518,700


          Benefits under the Retirement and Makeup Plans are based upon the highest average sixty consecutive months' salary and bonus (as shown on the
Summary Compensation  Table) during  the 120  months immediately  preceding retirement.  Compensation covered by the Plans at the end of 1996 for  each named executive officer (except Mr.  Pezzillo, who does not participate  in
the Plans) is  as follows:   Mr. O'Connell, $159,132;  Mr. Ionna, $249,962;
Mr.  Farley,  $147,585;  and  Mr.  Sweeney,  $223,940.   For the purpose of
computing  a  benefit  under  the  table  above,  on December 31, 1996, Mr.
O'Connell  had  no  years  of  credited  service,  Mr. Ionna, 22 years; Mr.
Farley, 25 years; and Mr.  Sweeney, 9 years.  Covered  compensation amounts differ  from  amounts  shown  on  the  Summary  Compensation  Table  due to differences in the recognition of pensionable earnings.




                                    -19-
PAGE

          In addition to the Retirement  Plan and the Makeup Plan,  certain executives  designated  by  the  Compensation  Committee  are  eligible for benefits under  the Company's  Supplemental Executive  Retirement Plan (the
"SERP"),  which  was  adopted  to  attract  and  retain  highly   qualified
executives by  providing retirement  benefits at  levels which  the Company believes to be competitive.

          A participant in the  SERP who retires at  age 65 is entitled  to receive supplemental  retirement benefits  equal to  the difference between
(i) that percentage of the participant's final monthly average earnings (as defined  in  the  Retirement  Plan  without  regard  to certain limitations imposed by  the Internal  Revenue Code  on qualified  plans) determined  by crediting 2%,  1-2/3% and  1-1/3% per  year, respectively,  for each of the first 10, next 10 and next 10 years of credited service, up to a maximum of
30 years of credited service (the "SERP percentage") and (ii) the aggregate of the  participant's monthly  benefits from  the Retirement  Plan and  the
Makeup  Plan  plus  supplemental  retirement  benefits under any individual agreement with the Company.  The SERP provides for adjustments to the basic
benefit  formula  in  the  event  of  a  participant's  early   retirement,
disability retirement, death  or other termination  of employment.   At the
normal  retirement  age  each  named  executive officer's years of credited service and SERP percentage would be  as follows:  Mr. O'Connell, 12  years and 23%; Mr. Ionna, 30 years and 50%; Mr. Farley, 30 years and 50%; and Mr.
Sweeney,  11  years  and  21%.    For  SERP  purposes only, Mr. O'Connell's
retirement  compensation  base  is   $500,000.    Mr.  Pezzillo   does  not
participate in the SERP.

          At normal retirement age, Mr. Sottile's benefit payments with a "life only" annuity option under the Company's defined benefit plans will be $17,156 per month. Mr. Flaherty had no vested benefits at the time of his termination of employment with the Company.

          Employment  Contracts.    Each  of  the  named executive officers
(other  than  Mr.  Pezzillo)  has  or  had an employment agreement with the
Company.    Mr.  O'Connell's  agreement  runs  from  August  25, 1996 until
December 31, 1999,  and renews automatically  from year to  year thereafter
unless notice  is given  by either  party.   The agreement  sets a  minimum
annual salary  of $350,000,  subject to  increase from  time to  time.   In
addition,  it  provides  for  a  signing  bonus  of  $200,000  in 1996 and, beginning in 1997, for annual  incentive bonuses based upon the  percentage increase in the Company's current year operating income over the  operating income of the previous year.  No  bonus will be paid if the growth  rate is less  than  5%;  a  bonus  equal  to  36%  of  base salary will be paid for operating income growth of 5%,  increasing proportionately to a payment  of
143% of base salary for operating income growth of 15% or more.  The  Board
also has discretion to  grant additional incentive compensation.   Pursuant
to the  employment agreement,  Mr. O'Connell  has been  granted options  to purchase  1,000,000  shares  of  the  Company's  common  stock;  should the necessary stockholder approval  for these options  not be received,  he has
the right, during the following 60 days, to terminate his employment.   See
"Approval  of  Amended  and  Restated  1991  Stock  Incentive  Plan."   Mr.
O'Connell's agreement further provides that if there is a change in control
(as defined) of the Company and thereafter his employment terminates, he is



                                    -20-
PAGE

entitled under specific circumstances to be paid an amount equal to 2.99 times the sum of his then current base salary and the average incentive compensation for the period after fiscal year December 31, 1996. The agreement also provides for severance pay equal to twelve months salary in the event that the Company elects not to extend its initial term.

          Mr. Ionna has an employment agreement, entered into during  1996, which currently expires on March 31, 1999 and may be extended thereafter on
an indefinite  basis by  mutual agreement.   The  agreement provides for an
annual salary of $230,000 (subject to  increase from time to time) and  for
participation in  the Company's  incentive compensation  program.   It also
provides for  severance pay  equal to  six months'  salary in  the event of death, for a payment equal to 2.9 times annual salary then in effect in the event  of  termination  of  employment  under certain circumstances after a change in control of the Company  and for severance pay equal to  two times then base salary  in the event  that the Company  elects not to  extend the initial term.

          Mr.  Farley's  employment  agreement  provides  for a base annual salary of $85,000, subject  to increase by the  Company from time to  time,
and for participation  in the Company's  incentive bonus plan.   Generally,
the agreement  is subject  to termination  by the  Company upon  one year's advance written notice and as is otherwise provided therein.  Mr.  Farley's agreement also provides that he  is entitled to one year's  salary (subject
to  offset  under  certain  circumstances)   if  he  is  not  retained   in
substantially the same  capacity and salary  for at least  six months after any person becomes  the beneficial owner  of 50% or  more of the  Company's securities.

          The Company had an employment agreement with Benjamin J. Sottile, which was entered into  as of April 1,  1993 and continued until  March 31,
1998, subject to the Company's right to terminate Mr. Sottile's  employment prior to that time.  The  Company notified Mr. Sottile that his  employment was terminated under  that agreement as  of June 15,  1996.  The  agreement provided that, upon termination under these circumstances, Mr. Sottile  was entitled to receive his base salary ($460,000), incentive compensation  and fringe benefits  in the  amount and  manner as  if both  parties had  fully performed  their  obligations  under  the  agreement  until March 31, 1998.
Effective February  26, 1997,  the Company  and Mr.  Sottile entered into a settlement agreement which terminated the employment agreement.  Under  the terms of the  settlement agreement, Mr.  Sottile's base salary  and medical coverage  will  be  paid  through  March  31,  1998; through that date, the
Company also either will  continue its contributions to  Company retirement
plans  in  which   Mr.  Sottile  participated   or  will  make   substitute
arrangements.  In lieu of all other contractual compensation and  benefits, the  Company  agreed  to  pay  to  or  on  behalf of Mr. Sottile a total of
$286,545 and  to sell  him his  Company-provided automobile  for a  nominal amount.  Pursuant to the settlement agreement, Mr. Sottile has resigned  as a director of the Company.







                                    -21-
PAGE

          Mr. Flaherty, who was  Senior Vice President and  Chief Financial
Officer,  had  an  employment  agreement  which  was scheduled to expire on
November  17,  1996.    The  agreement  provided  for  an  annual salary of
$175,000,  subject  to  increase  by  the  Company  from  time to time, and participation in the Company's incentive bonus plan.  Mr. Flaherty resigned
from the Company on  September 15, 1996.   In that connection, the  Company
agreed to pay Mr. Flaherty $100,000, representing a pro rata portion of his
1996  incentive  compensation,  and   to  sell  him  his   Company-provided
automobile for a nominal amount; Mr. Flaherty agreed to cooperate with  the
Company  on  an  as-needed  basis  during  the  pendency of certain Company litigation and arbitration.

          Mr. Sweeney's  employment agreement  provides for  a base  annual salary of $136,000, subject to increase  by the Company from time to  time,
and for participation  in the Company's  incentive bonus plan.   Generally,
the agreement  is subject  to termination  by the  Company upon  one year's advance written notice and as is otherwise provided therein.  Mr. Sweeney's agreement also provides that he  is entitled to one year's  salary (subject
to  offset  under  certain  circumstances)   if  he  is  not  retained   in
substantially the same  capacity and salary  for at least  six months after any person becomes  the beneficial owner  of 50% or  more of the  Company's securities  and  that,  upon  the  occurrence  of  a  change in controlling ownership of  the Company  or a  sale of  all or  substantially all  of the assets of the Company, the term of the agreement is extended for two  years and thereafter  is subject  to termination  upon six  months' prior written notice.  Effective in September  1996, the Company relieved Mr.  Sweeney of his responsibilities as an executive officer.

          The  Company's  employment  agreements  also  generally   provide
additional miscellaneous compensation  in the form  of some combination  of perquisites such  as club  membership fees,  use of  automobiles, insurance benefits and tax and estate planning services.

          Report of the  Compensation Committee on  Executive Compensation.
The Compensation Committee submits this report, which covers the objectives and  components  of  the  Company's  Executive  Compensation  Program, 1996
actions  taken   by  the   Company  and   the  Chief   Executive  Officer's
compensation.

          Objectives of the Executive Compensation Program

          * To provide compensation opportunities that approximate those offered by successful consumer products companies, so that the Company can attract and retain the key executive talent needed to achieve its goals.

          * To reward executives for achieving the financial goals of the Company and its business units and for accomplishing their individual goals that relate to improved management of internal operations and to the needs of the Company's customers.

          * To motivate executives to take a long-term view of the Company's opportunities, so as to produce long-term value for stockholders.




                                    -22-
PAGE

 Components of the Executive Compensation Program

          The executive compensation program is comprised of four elements:
base salary, annual incentives, long-term incentives, and benefits.

          Base  Salaries.    Generally,  minimum  base  salaries  for   the
Company's executive officers are established in employment agreements  with the Company.  Base  salaries are targeted at  the 50th percentile of  those provided  by  other  consumer  products  companies  with  which the Company competes for key executive  talent.  Levels of  salary of various jobs  are reviewed  periodically  to  determine  their  competitiveness.  Executives'
salaries are reviewed every 15 months, and are subject to adjustment  based on the  general movement  in salaries  in the  job market,  as well  as the individuals' job performance, their relative contributions to the  Company, and  changes  in  their  job  responsibilities and accountabilities.  These reviews  are  subjective  in  the  sense  that  they  are  not  based  upon predetermined specific criteria.  Because the Company competes with a  wide and diverse range of consumer products companies for executive talent,  the group of  companies used  for compensation  comparisons is  not the same as that believed appropriate  for a comparison  of stockholder returns  in the
Performance Graph shown below, although  there may be some overlap  between the groups.

          Annual Incentives.   The  Company places  significant emphasis on
achieving  its  annual  profit  objectives.   Accordingly, under the annual
incentive  plan,  specific  targeted   levels  of  before-tax  income   are
established for each fiscal year at both the corporate and division levels.
A pool  for incentive  awards is  funded after  year-end results are known, with  the  size  of  the  pool  calculated  based  upon  the achievement of predetermined percentages of the target levels.  Individual awards are made from this  pool, with  the size  of each  award based  on (1) the objective level of corporate/division profitability  and (2) a subjective  assessment of the individual's contributions to the business.

          Eligibility for annual incentive awards is limited to key executives who play important roles in the achievement of the Company's objectives. In addition, other managers may receive incentive awards in a particular year, to reward their extraordinary results or achievements for that year.

          Achievement of target incentives (for meeting the Company's demanding profit objectives) can place executives' annual cash compensation
(that is, base salary plus annual incentive award) somewhat above the median for competitive practice.

          Long-Term Incentives.  The  Company provides two different  types
of  long-term  incentives  to  its  senior  executives:   (1) stock options
(nonqualified and  incentive stock  options), which  are typically  awarded every other year, and (2)  restricted stock grants, awarded on  a selective basis, and only to the most senior executives.






                                    -23-
PAGE

          Eligibility for long-term incentives is targeted to key corporate and division executives and managers  who can have a significant  effect on the achievement of the Company's  long-term strategic objectives.  The  use of Company stock as a key element of the executive compensation program  is intended to strengthen the link between the interests of senior  management
and the  Company's stockholders.   Long-term  incentives are  granted based
upon  a   subjective  assessment   of  the   individual's  performance  and
responsibilities.

          Benefits.    The  Company's  benefits  program  is  comprised  of
retirement income and group insurance plans.  The objective of the  program is  to  provide  executives  with  reasonable  and  competitive  levels  of protection against the  four contingencies (retirement,  death, disability, and ill health) that can interrupt their employment and/or income.

          The  Company's   retirement  income   program  consists   of  two
tax-qualified plans (a defined benefit pension plan and a 401(k) plan) that cover all salaried full-time employees, including the Company's executives, and two  non-tax-qualified plans  for executives  (an ERISA  "Makeup" plan, that restores defined  benefit pension benefits  denied by the  federal tax laws, and a supplemental defined benefit retirement plan).

          The group  insurance program  consists of  life, disability,  and health insurance benefit plans that cover all salaried full-time employees,
including  the  Company's  executives.     The  employment  agreements   of
individual executive officers may also provide for perquisites in the  form of supplemental insurance benefits  and/or Company payment of  the premiums relating to insurance benefits.


 1996 Actions

          In March 1996, the  cost reduction program initiated  in December
1994, which included  the salary freeze  for all employees  of the Company, was modified.  The  freeze on the salaries  was lifted and the  granting of
appropriate salary increases resumed.   Additionally, in accordance  with a
resolution  of  the  Board  of  Directors,  certain officers and employees, remaining  in  the  Company's  employment  through  April 1, 1996, received bonuses equal to 15% of salary.

          The Company  does not  anticipate that  the total  annual taxable compensation of  any of  its executive  officers will  exceed $1,000,000 in
1997 or the near term.  Therefore, it expects that all taxable compensation
for these individuals will be  tax-deductible to the Company.   The Company
intends to preserve  its tax deduction  for executive officers  and to take steps necessary to do so if and as appropriate.










                                    -24-
PAGE

 CEO Compensation

          All  of  Mr.  O'Connell's  1996  compensation,  including salary, bonus, stock options and relocation payments, was negotiated and prescribed
by the  terms of  his employment  agreement.   Commencing with  fiscal year
1997, and also in accordance with his employment agreement, Mr. O'Connell's incentive bonus will be based primarily upon the percentage increase in the
Company's operating income  over the operating  income of the  prior fiscal
year.    See  "Executive  Compensation  and  Other Information - Employment
Contracts" and "Approval of Amended and Restated 1991 Stock Incentive Plan"
for further information.

          As  described  under  "The  Board  of Directors - Compensation of
Directors," Mr. Pezzillo received  per diem payments from  February through
August 1996 for his  services as Chairman of  the Board and as  an interim, non-employee Chief Executive Officer of the Company.  In August 1996,  when the Office of the Chairman was disbanded, the Committee approved a  $50,000 per year stipend for Mr. Pezzillo in his continuing capacity as Chairman of the Board  and also  granted him  nonqualified options  to purchase  24,750
shares of  the Company's  common stock.   The  Committee believes  that Mr.
Pezzillo's compensation has  been well-earned in  light of his  significant efforts on behalf of the Company, as both Chairman and interim CEO.

          Mr. Sottile's 1996 compensation was dictated by the terms of his employment agreement with the Company.


 Compensation Committee            C. Anthony Wainwright, Chairman
                                   Charlotte A. St. Martin
                                   Frank Stanton


























                                    -25-
PAGE

          Performance Graph. The following graph and table compare, over the period shown, the cumulative total stockholder return of the Company's common stock to the cumulative total return of companies included in the Standard & Poor's 500 Stock Index and in a peer group index. (1) In each case it is assumed that $100 was invested on December 31, 1991 and that all dividends were reinvested.

                          Gibson Greetings, Inc.
                        Relative Market Performance
                         Total Return 1991 - 1996

                          [graph to be inserted]



     +-----------------------+--------+--------+--------+--------+--------+--------+
     |                       |  1991  |  1992  |  1993  |  1994  |  1995  |  1996  |
     +-----------------------+--------+--------+--------+--------+--------+--------+
     | Gibson Greetings, Inc.| 100.00 |  69.69 |  80.10 |  57.27 |  62.13 |  76.20 |
     +-----------------------+--------+--------+--------+--------+--------+--------+
     | S&P 500 Index         | 100.00 | 107.62 | 118.46 | 120.03 | 165.13 | 203.05 |
     +-----------------------+--------+--------+--------+--------+--------+--------+
     | Peer Group Index      | 100.00 | 106.69 | 110.83 |  94.52 |  98.72 | 110.89 |
     +-----------------------+--------+--------+--------+--------+--------+--------+

         (1) The peer group is composed of companies having seasonal businesses which market consumer products through similar channels of distribution. The returns of each company have been weighted according to their respective stock market capitalization for purposes of arriving at a group average. The members of the group are as follows: Action Industries, Inc., American Greetings Corporation, A.T. Cross & Co., CSS Industries, Inc., Devon Group, Inc., Fisher-Price, Inc. (until acquired in January 1994), C.R. Gibson Co. (until acquired in December 1995), Handleman Co., Jostens, Inc., Russ Berrie & Co., Inc., Tyco Toys, Inc. and Golden Books Family Entertainment (name changed from Western Publishing Group, Inc.).
















                                    -26-
PAGE

                        PRINCIPAL STOCKHOLDERS AND
                          HOLDINGS OF MANAGEMENT



          The following table sets forth certain information with regard to the beneficial ownership of the Company's common stock by (i) each of the Company's stockholders known to hold more than 5% of the outstanding shares of common stock, (ii) except as noted, each director, nominee and executive officer named on the Summary Compensation Table, individually, and (iii) all directors and executive officers as a group. Information relating to the Company's directors and executive officers is as of March 7, 1997. Information on 5% stockholders is as reported by them to the Company subsequent to December 31, 1996.



Name                                Position                                  Beneficial Ownership (1)(2)
------------------                  ------------------------                  ---------------------------
                                                                              Number of Shares    Percent
                                                                              ----------------    -------
FMR Corp.
 82 Devonshire Street
 Boston, MA 02109                                                                2,099,100         12.9%
John Hancock Mutual Life
  Insurance Company and
  subsidiaries,
  John Hancock Place
  P.O. Box 111
  Boston, Massachusetts 02177                                                    1,269,258          7.8%
Heartland Advisors, Inc.
  790 North Milwaukee Street
  Milwaukee, Wisconsin 53202                                                     1,447,000          8.9%
The Prudential Insurance Company
  of America
  Prudential Plaza
  Newark, New Jersey 07102                                                       3,211,900         19.8%
Albert R. Pezzillo                  Chairman of the Board                           35,092
Frank J. O'Connell                  President & Chief Executive Officer            400,000          2.4%
George M. Gibson                    Director                                         1,642
Charles D. Lindberg                 Director                                         5,242
Charlotte A. St. Martin             Director                                         2,642
Frank Stanton                       Director                                        17,942
C. Anthony Wainwright               Director                                         7,742
Greg Ionna                          Executive Vice President                        17,928
Paul W. Farley                      Vice President                                  14,500
All directors and executive officers
  as a group (9 persons)                                                           502,730          3.0%






                                    -27-
PAGE

         (1) Except as indicated, the percentage of shares held by each person is less than 1%. Includes shares which may be purchased upon exercise of presently exercisable options and options exercisable within 60 days after March 7, 1997, in the following amounts: Mr. O'Connell, 400,000 shares; Messrs. Stanton and Wainwright, 7,000 shares each; Mr. Pezzillo, 30,750 shares; Mr. Lindberg, 4,000 shares; Ms. St. Martin, 2,000 shares; Mr. Gibson, none; Mr. Ionna, 17,333 shares; Mr. Farley, 14,500 shares; and all directors and executive officers as a group, 482,583 shares. No information is presented for Messrs. Sottile, Sweeney and Flaherty, each of whom was no longer an executive officer or director of the Company on March 7, 1997.

         (2) Includes the following numbers of shares as to which beneficial ownership is disclaimed: 300 shares held by the wife of Mr. Stanton and 100 shares held by the wife of Mr. Wainwright.


   COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of security ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). These persons also are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

          Based upon a review of such forms and written representations from its executive officers and directors, the Company believes that all
Section 16(a) filing requirements were complied with on a timely basis during and for 1996.


                      INDEPENDENT PUBLIC ACCOUNTANTS

          The Company's independent public accountants are selected by, and serve subject to change by, the Board of Directors. The Board has voted to appoint Deloitte & Touche LLP, Certified Public Accountants ("Deloitte & Touche"), as independent public accountants of the Company for the year 1997. Deloitte & Touche has served as the Company's principal independent public accountants since 1994. Representatives of Deloitte & Touche are expected to be present at the meeting, with the opportunity to make a statement if they desire. Additionally, they will be available to respond to appropriate questions from stockholders.


                         PROXY STATEMENT PROPOSALS

          Stockholder proposals will be considered for inclusion in the Proxy Statement for the 1998 Annual Meeting if they are received by the Company before the close of business on November 15, 1997.




                                    -28-
PAGE

                     PROXY SOLICITATION AND REVOCATION

          The solicitation of the enclosed proxy is being made on behalf of the Board of Directors, and the Company will bear the cost of solicitation. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies personally, by telephone or by telegraph. The Company will reimburse brokers, banks or other persons for their reasonable out-of-pocket expenses in sending proxy material to beneficial owners. To assist in the solicitation of proxies, the Company has engaged Georgeson & Company, Inc. for a fee estimated at $7,500, plus out of pocket expenses. Any stockholder giving a proxy has the power to revoke it at any time prior to the voting thereof.












































                                    -29-
PAGE

                                 Exhibit A

                          GIBSON GREETINGS, INC.

                         1991 STOCK INCENTIVE PLAN

             (As amended and restated through March 11, 1997)


          1. Name and Purpose. This Plan, as it may be amended and restated from time to time, shall be known as the "Gibson Greetings, Inc. 1991 Stock Incentive Plan" (the "Plan"). The purpose of the Plan is to advance the interests of Gibson Greetings, Inc. (the "Company") by providing material incentive for the continued services of key employees and by attracting able executives to employment with the Company and its Subsidiaries. The term "Subsidiary" as used herein means a subsidiary corporation of the Company as the term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). Reference to any Code Section in this Plan includes the provisions of such Section as it may be amended or as it may be replaced by any other section or sections of the Code of like intent and purpose.

          2. Administration. The Plan shall be administered by a committee (the "Committee") of at least two members of the Board of Directors of the Company (the "Board"). For the purpose of option grants or allocations of Restricted Shares to, and the approval of other transactions with, persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company, each member of the Committee shall be a "Non-Employee Director" as defined in Rule 16b-3 under the Exchange Act; provided, however, that nothing in this Plan shall prohibit these, or any other functions of the Committee under this Plan, from being performed by the Board. To the extent that it is desired that compensation resulting from an option grant be excluded from the deduction limitation of Section 162(m) of the Code, all directors comprising the Committee granting such option also shall be "outside directors" within the meaning of Code Section 162(m). Subject to and consistent with the provisions of the Plan, the Committee shall establish such rules and regulations as it deems necessary or appropriate for the proper administration of the Plan, shall interpret the provisions of the Plan, shall decide all questions of fact arising in the application of Plan provisions and shall make such other determinations and take such actions in connection with the Plan and the options and Restricted Shares provided for herein as it deems necessary or advisable.

          3. Eligibility. Regular full-time employees of the Company and its Subsidiaries who are key executive or other key salaried employees, including officers, whether or not directors of the Company, shall be eligible to participate in the Plan. Such employees are herein referred to as "Eligible Employees." Those directors who are not regular employees of the Company or its Subsidiaries are not eligible to participate in the Plan.





                                    -30-
PAGE

          4. Shares Subject to Plan.

          (a) The shares to be issued and delivered by the Company upon exercise of options granted under the Plan, or issued as Restricted Shares under the Plan, are the Company's shares of Common Stock, $.01 par value, ("Common Shares") which may be either authorized but unissued shares or treasury shares.

          (b) Except as provided in Paragraph 8, the aggregate number of Common Shares which may be issued under the Plan shall not exceed 2,500,000 shares and options for no more than 750,000 Common Shares may be granted to any Eligible Employee during any period of twelve (12) consecutive months.

          (c) Common Shares covered by an option which is no longer exercisable with respect to such shares, or Restricted Shares which have been resold to the Company and in respect of which no benefits of ownership have been received by the Participant, shall again be available for issuance under this Plan. Common Shares transferred as payment for the option price pursuant to Paragraph 7 also shall be available for issuance under the Plan. The Committee may make such other determinations regarding the counting of Common Shares issued pursuant to the Plan as it deems necessary or advisable, provided that such determinations shall be permitted by law.

          5. Grant of Options. The Committee may from time to time, in its discretion and subject to the provision of the Plan, grant either non-qualified or Incentive Stock Options (as defined in Section 422 of the
Code) to Eligible Employees. Employees to whom options have been granted are herein referred to as "Optionees." Each option shall be embodied in an option agreement signed by the Optionee and the Company providing that the option shall be subject to the provisions of this Plan and containing such other provisions as the Committee may prescribe not inconsistent with the Plan. The option agreement shall specify whether the option is a non-qualified option or an Incentive Stock Option.

          6. Terms and  Conditions of Options.   All options  granted under
the Plan shall contain such terms and conditions as the Committee from time to time determines, subject to the following limitations and requirements.

          (a) Option price: The option price per share for Incentive Stock Options shall be not less than 100% of the fair market value of the Company's Common Shares on the date the option is granted, as determined by the Committee in a manner consistent with the requirements of the Code for Incentive Stock Options. The option price per share for non-qualified options shall be at least 90% of the fair market value of a Common Share on the date of option grant, determined in the same manner.

          (b) Period within which option may be exercised: The period of each option shall be fixed by the Committee, but no Incentive Stock Option may be exercised after the expiration of ten years from the date the option is granted. The Committee may, in its discretion, determine as a condition of any option that a stated percentage of the shares covered by such option shall be exercisable in any one year or other stated period of time.



                                    -31-
PAGE

          (c) 10% Shareholder: Notwithstanding any other provision of this Plan, with respect to an Incentive Stock Option granted to an Eligible Employee who, at the time such option is granted owns shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or its Subsidiaries, the option price per share shall be at least 110% of the fair market value of the Common Shares subject to the option and such option may not be exercised after the expiration of five years from the date the option is granted.

          (d) Termination of option by reason of termination of employment:
If an Optionee's employment with the Company and its Subsidiaries terminates, all options granted under this Plan to such Optionee which are not exercisable on the date of such termination of employment shall immediately terminate, and any remaining options shall terminate if not exercised before the expiration of one of the following periods, or at such earlier time as may be applicable under Paragraph 6(b) or 6(c) above: (i) thirty (30) days following such termination of employment, if such termination was not a result of retirement under a Company Pension Plan or of death or disability (disability within the meaning of Section 22(e)(3) of the Code), or (ii) three (3) months following the Optionee's termination of employment because of retirement under a Company Pension Plan, or (iii) one (1) year following date of death or commencement of disability, if the Optionee was an employee of the Company and/or Subsidiary at the time of his death or the commencement of his disability; provided that such termination provisions may be varied by the Committee with respect to non-qualified options which are exercisable on the date of termination of employment.

          (e) Non-transferability: Each option and all rights thereunder shall be exercisable during the Optionee's lifetime only by him, or by his guardian or legal representative, and shall be non-assignable and non-transferable by the Optionee, except that a non-qualified option may be transferred (i) pursuant to a "domestic relations order" as defined in
Section 414(p)(1)(B) of the Code or (ii) to such other persons or entities, in accordance with such terms and conditions, as the Committee may permit. In the event of the Optionee's death, any option shall be transferable by the Optionee's Will or by the laws of descent and distribution, and the representative or representatives of his estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise his options granted under this Plan, may exercise any of the unexercised options in whole or in part prior to the expiration of the applicable exercise period, as specified in Paragraph 6(d) above.

          (f) More than one option granted to an Optionee: More than one option may be granted to an Optionee under this Plan and both non-qualified and Incentive Stock Options may be granted to an Optionee.

          (g) Compliance with securities laws: Options granted and shares issued by the Company upon exercise of options shall be granted and issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky Laws. With respect thereto, the Committee may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

                                    -32-
PAGE

          7. Method of Exercise. An option granted under this Plan may be exercised by written notice to the Committee, signed by the Optionee, or by such other person as is entitled to exercise such option. The notice of exercise shall state the number of Common Shares in respect of which the option is being exercised, and shall either be accompanied by the payment of the full option price for such shares, or shall fix a date (not more than ten business days from the date of such notice) for the payment of the full option price of the shares being purchased. All or any portion of the payment may be made by the transfer of Common Shares of the Company from the Optionee to the Company, to the extent permitted by law. Such shares shall be valued for this purpose at their fair market value on the date they are transferred to the Company as payment, determined in the same manner as is provided in Paragraph 6(a) hereof. A certificate or certificates for the Common Shares of the Company purchased through the exercise of an option shall be issued in regular course after the exercise of the option and payment therefor. During the option period no person entitled to exercise any option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered.

          8. Share Adjustments. In the event there is any change in the Company's Common Shares resulting from stock splits, stock dividends, combinations or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall automatically be made without further action by the Committee in (i) the number of shares available for option grant or issuance under this Plan, (ii) the number of shares subject to options granted under this Plan, and (iii) the option price of optioned shares.

          9. Allocation and Purchase of Restricted Shares.

          (a) The Committee may from time to time, in its discretion and subject to the provisions of the Plan, allocate Common Shares to any or all Eligible Employees. Common Shares allocated under this Paragraph 9 of the Plan are referred to herein as "Restricted Shares." Employees to whom Restricted Shares have been allocated are herein referred to as "Participants." Each Participant to whom an allocation of Restricted Shares has been made shall be offered the right to purchase such Restricted Shares as herein provided.

          (b) The Committee shall advise each Participant to whom an allocation of Restricted Shares has been made in writing of the terms of the offer, including the number of shares which such person shall be entitled to purchase, the purchase price per share, and any other terms, conditions and restrictions relating thereto. The Participant shall have thirty (30) days from the date of the offer to accept such offer. The
Committee may, in the exercise of its discretion, extend the term of any offer. Subject to the express provisions of the Plan, the Committee shall have the power to make such offer subject to any terms and conditions it may establish and the offers made to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other. Each allocation and offer shall be embodied in a "Restricted Share Agreement" signed by the Participant and the Company providing that the Restricted Shares shall be subject to the provisions of this Plan and containing such other provisions as the Committee may prescribe not inconsistent with the Plan.
                                    -33-
PAGE

          (c) The purchase price of the Restricted Shares offered under this Plan shall be any lawful consideration established by the Committee in its discretion. If a Participant elects to purchase Restricted Shares, he shall pay the purchase price in full, at the principal office of the Company, prior to expiration of the offer. Upon payment of the purchase price, certificates representing the shares shall be issued to the Participant, which certificates shall bear an appropriate legend reflecting that such shares are subject to the restrictions contained in the Plan. At the Committee's election, such certificates may be held by the Company on behalf of the Participant until the restrictions applicable to such shares shall have lapsed.

          10.  Restrictions Applicable to Restricted Shares.

          (a) By purchasing the Restricted Shares allocated to him under this Plan, the Participant agrees and consents to the restrictions described in this Plan for a period determined by the Committee at the time of such allocation, said period referred to herein as the "Restricted Period." For the duration of the Restricted Period (unless the restrictions earlier lapse or are removed by the Committee), Restricted Shares issued under this Plan shall not be transferred, delivered, assigned, sold, or disposed of in any manner, nor pledged or otherwise hypothecated. On the last day of the Restricted Period, or upon the earlier lapse or removal of restrictions, such Restricted Shares shall cease to be subject to the restrictions under this Paragraph 10(a) of the Plan.

          (b) Restricted Shares issued by the Company under the Plan shall be issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky laws. With respect thereto, the Committee may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

          11.  Termination of Employment During Restricted Period.

          (a) If a Participant's employment with the Company and its Subsidiaries terminates because of death or disability, the restrictions under Paragraph 10(a) of this Plan shall automatically terminate as to that number of the Restricted Shares owned by the Participant which is equal to the total number of such Restricted Shares multiplied by a fraction, the numerator of which is the number of full months which have elapsed from the date of allocation and the denominator of which is the total number of months during the Restricted Period. The Participant (or his estate, heirs, or legatee) shall be required to resell the remaining Restricted Shares to the Company at a price per share equal to the original purchase price paid by the Participant for such shares, or such other price as may be set by the Committee in the Restricted Share Agreement, unless the Committee shall, in its discretion, waive the restrictions under Paragraph 10(a) as to any part or all of such remaining Restricted Shares.





                                    -34-
PAGE

          (b) If a Participant's employment with the Company and its Subsidiaries terminates during the Restricted Period other than by reason of death or disability, the Participant shall be required to resell all of the Restricted Shares to the Company at a price per share equal to the original purchase price paid by the Participant for such shares, or such other price as may be set by the Committee in the Restricted Share Agreement, unless the Committee shall, in its discretion, waive the restrictions under Paragraph 10(a) as to any part or all of the Restricted Shares.

          12. Resale of Restricted Shares. In the event a Participant is required to resell Restricted Shares to the Company as the result of the termination of the Participant's employment as described in Paragraph 11, the Company by written notice to the Participant shall specify a date not less than five nor more than ten days from the date of such notice to consummate the purchase and sale of such Restricted Shares at the principal office of the Company. The Participant shall deliver to the Company certificates representing such Restricted Shares, duly endorsed and in proper form for transfer, and upon the receipt of such share certificates, the Company shall deliver to the Participant a check in the amount of the purchase price. If the Participant fails to deliver the share certificates to the Company at the time specified in such notice, the Company may deposit the purchase price with the Treasurer of the Company, and thereafter the shares shall be deemed to have been transferred to the Company and the Participant, despite his failure to deliver the share certificates, shall have no further rights as a stockholder of the Company. In such event, the Treasurer of the Company shall continue to hold the purchase price for such shares and shall make payment thereof, without interest, upon delivery of the share certificates to the Company.

          13. Merger, Consolidation or Sale of Assets. In the event the Company shall consolidate with, merge into, or transfer all or substantially all of its assets to another corporation or corporations (herein referred to as "successor employer corporation"), such successor employer corporation may obligate itself to continue this Plan and to assume all obligations under the Plan in a manner consistent with the provisions of Section 424(a) of the Code. In the event that such successor employer corporation does not obligate itself to continue this Plan as above provided, this Plan shall terminate effective upon such consolidation, merger, or transfer, and any unexercised option previously granted hereunder shall terminate. If practical, the Company shall give each Optionee twenty (20) days prior notice of any possible transaction which might terminate this Plan and the options previously granted hereunder.

          14. Amendment or Termination. The Board may terminate this Plan at any time, and may amend the Plan at any time or from time to time, without obtaining any approval of the Company's stockholders; except that the Plan may not be so amended (i) to increase the aggregate number of shares issuable under the Plan (excepting proportionate adjustments made






                                    -35-
PAGE

under Paragraph 8 to give effect to stock splits, etc.); (ii) to change the option price of optioned stock (excepting proportionate adjustments made under Paragraph 8); (iii) to change the requirement that the option price per Common Share covered by an Incentive Stock Option granted under this Plan not be less than 100% of the fair market value of the Company's Common Shares on the date such option is granted; (iv) to extend the time within which Incentive Stock Options may be granted or the time within which a granted Incentive Stock Option may be exercised; or (v) to change, without the consent of the Optionee (or his, or his estate's, legal representative), any option previously granted to him under the Plan. If the Plan is terminated, any unexercised option shall continue to be exercisable in accordance with its terms, except as provided in Paragraph 13 above, and any Restricted Shares shall continue to be subject to the terms of this Plan for the duration of the Restricted Period.

          15. Company Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability (other than under applicable Securities Acts) for any act or thing done or left undone with respect to the price, time, quantity, or other conditions and circumstances of the purchase of shares under the terms of the Plan, so long as the Company acts in good faith.

          16. Tax Withholding. Any grant of an option or issue of Restricted Shares hereunder shall provide as determined by the Committee for appropriate arrangements for the satisfaction by the Company and the Optionee or Participant of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the option, the receipt of Restricted Shares or the later disposition of the Common Shares thereby acquired and all such additional taxes or amounts as determined by the Committee in its discretion, including, without limitation, the right of the Company or any subsidiary thereof to receive transfers of Common Shares or other property from the Optionee or to deduct or withhold in the form of shares from any transfer to an Optionee or Participant, in such amount or amounts deemed required or appropriate by the Committee in its sole and absolute discretion.

          17. Implied Consent. Every Optionee or Participant, by his acceptance of an option or Restricted Shares under this Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

          18. No Effect on Employment Status. The fact that an employee has been granted an option or Restricted Shares under this Plan shall not limit or otherwise qualify the right of his employer to terminate his employment at any time.

          19. Duration and Termination of the Plan. This Plan became effective on February 3, 1991. No Incentive Stock Option shall be granted subsequent to February 2, 2001, or subsequent to any earlier date as of which the Plan is terminated pursuant to Paragraph 14.

          20. Delaware Law to Govern: This Plan shall be construed and administered in accordance with and governed by the laws of the State of Delaware.
                                    -36-
PAGE

                          GIBSON GREETINGS, INC.
               SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Harold L. Caldwell and Paul W.Farley, and each of them, attorneys with the powers which the undersigned would possess if personally present, including the power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of Gibson Greetings,Inc. to be held at The Phoenix, Cincinnati, Ohio at 12:00 p.m., Eastern Daylight time, on April 23, 1997, and at any adjournments thereof.

          The proxy will be voted as specified. If no specification is made, the proxy shall be voted FOR the nominees listed on the reverse side. As to any other matter or if any of said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.



               [CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

                                            Gibson Greetings, Inc.
                                            P.O.Box 11084
                                            New York, N.Y. 10203-0084

































                                    -37-
PAGE


1.  Election of Directors.
     FOR all nominees [ ]  WITHHOLD AUTHORITY to vote for [ ]  *EXCEPTIONS [ ]
     listed below          all nominees listed below

     Nominees: George M. Gibson and Frank Stanton
     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "EXCEPTION" box and write that nominee's name in the space provided below.)

     *Exceptions _________________________________________________________




2. Approval of the Gibson Greetings, Inc. 1991 Stock Incentive Plan, as amended and restated.

    FOR [ ]   AGAINST [ ]    ABSTAIN [ ]


3. Upon such other business as may properly come before the meeting. (Strike through if you wish authority withheld.)


                     [ ] Mark here if you plan    [ ] Mark here for address
                         to attend the meeting.       change and note at left.




                                IMPORTANT: Please date and sign exactly as name appears. If shares are held jointly, each stockholder named should sign. Executors, administrators, trustees, etc. should so indicate when signing. If the signer is a corporation, please sign full corporate name by duly authorized officer.

                                Dated ________________________________, 1997

                                ____________________________________________

                                ____________________________________________
                                         (Signature of Stockholder)

                                Votes must be indicated  (x) in Black
                                or Blue ink.

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.






                                    -38-
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
